Exhibit 99.1

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation June 2017

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forwardlooking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forwardlooking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q1 2017 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX 2

MANITEX INTERNATIONAL: OVERVIEW Manitex International is a leading provider of straight- mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are sold through independent dealers, worldwide. NASDAQ : MNTX 3

Our Primary Products- Straight-mast a n d “Knuckleboom” Cranes NASDAQ : MNTX 4

# Why We are Here Today-Investment Considerations



- IMPROVING OUTLOOK for 2017 financials as recovery begins to accelerate:
  - ➢ Announced 64 percent growth in the backlog over 12/31/16
  - ➢ Finished Q1 2017 with book to bill of over 1.5x, highest level in three years ($60M orders taken)
  - ➢ Achieved Q1 2017 gross margin of 19 percent
  - ➢ Production is expected to steadily increase along with revenues, margins, and EBITDA throughout the year and into next
- DELEVERAGING, including ASV partial sale, has brought net debt down below $85M
- Steady increase in MARKET SHARE in straight-mast cranes last 5 years; potential to take marke share for knuckle boom cranes via PM
- Potential EARNINGS POWER now exceeds prior peak level; **product mix has changed the margi profile away from low-margin materials handling businesses to primarily crane businesses**

NASDAQ : MNTX 5

Sale s I n c rease and Margi n Expansion in 2017 and Beyond Sales: Crane backlog growth should add gradually to sales throughout 2017 Peak level for remaining businesses* was > $350M Run rate sales for remaining businesses* of just over $200M Remaining businesses = Manitex, PM, C&M, Badger, Sabre, and Valla Margin Profile Improves in 2017 from non-crane divestitures with <4% EBITDA margin: Sales reduction $90M EBITDA reduction $4M $20-plus million in cost reductions achieved through sourcing and operating efficiency initiatives 2015-2017 10% EBITDA margin goal with economic recovery and execution NASDAQ : MNTX 6

DEBT REDUCTION in 2016-2017 Debt Reduction in 2015-2016: Total peak net debt—at 2015 $225M Net approximate debt—at 3/31/17 $140M Total debt reduction 2016 $90M [$40M from business divestitures $50M from ops-Adj. EBITDA + Wkg Cap] Debt Reduction in 2017 Net approximate debt—at 3/31/17 $140M ASV transaction No longer consolidating ASV $43M Proceeds from ASV shares $13M Total debt reduction through 5/19/17 $56M Pro forma total NET debt 5/19/17* $83.4M If remaining 2.1m shares of ASV were sold today, proceeds of $16M could go to further debt paydown NASDAQ : MNTX 7

DEBT AND LIQUIDITYPro—forma—Adjust e d p e r ASV t r a n s a c t i o n 5 / 1 7/ 1 7 As of March 31, 2017 ($Millions) PM/Valla Manitex Total Change v Q4 2016 Working capital facilities 21.9 8.3 30.2 (24.7) Bank Term debt 28.2—28.2 (29.1) Capital leases 6.2 6.2 (.01) Convertible notes 21.4 21.4 0.0 Other acquisition notes 1.9 1.9 0.3 TOTALS: $50.1 $37.8 $87.9 $(53.6) Debt Issuance Costs: (0.8) 0.4 Balance Sheet Total Debt—PRO FORMA $87.10 $(53.2) Note: Non-recourse to Manitex Int’l Inc. $50.1 $0 $50.1 $(42.1) Cash on Hand $3.7 $(2.8) Net Debt—PRO FORMA $83.4 $(50.4) NASDAQ : MNTX 8

# LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST



## We are focused on the most attractive, highest margin part of the market



Boom Truck Crane Tonnage Distribution
Market vs Manitex
Market Overview
7%
34%
20%
16%
23%
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
Manitex Market Position
16%
18%
26%
40%

- Principal products: boom truck cranes that vary in height & tonnage capacity
- Smaller tonnage cranes (<30 tons) more focused on general/light construction markets; larger cranes (30+ tons) focus on power line construction/maintenance, heavy construction and energy
- Boom truck cranes typically less expensive than rough terrain and all terrain cranes

- Broader market: ~50/50 split between lower capacity and higher capacity crane shipments
- Focus on being a niche player allows specialization tailored towards customers' needs
- Production distribution skewed toward larger tonnage machines
- First to launch 50-ton crane (May 2007)
- Launching ongoing enhancements to heavy tonnage product line (TC-300, 400, 450 & 500)

***Manitex Peak level sales of $134 Million in 2013***

NASDAQ : MNTX

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THE KNUCKLE BOOM MARKET $2.3 Billion Globally (Management Estimates) North American Knuckleboom market is growing ? Large Market of $2.3 BN is roughly 2X the size of the straight-mast boom truck market (global) ? PM has a geographically diverse customer base ? Opportunity to increase PM Group’s No. American market presence through Manitex’s distribution network $200 $100 $1,400 $400 North America Knuckleboom Market Worldwide Sales (US$, millions) Western Europe Eastern Europe North America South America Rest of World $20 $2 $13 North America $24 PM Group TTM Revenues (US$, millions) NASDAQ : $15 Principal Industry Participants PM Peak level sales of $175 Million in 2008 MNTX 10

REPLACEMENTS PARTS&SERVICE Consistent recurring revenue stream throughout the cycle ? Typically generates 10%-20% of net sales in a quarter/year ? Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary ? Serve additional brands ? Service team for crane equipment ? Automated proprietary system implemented in principal operations NASDAQ : MNTX 11

INVESTING IN THE CYCLEMNTX NASDAQ : $2.61 $5.37 $0.83$0.40 $1.80 $3.35 $4.18 $7.94 $9.58 $5.12 $4.25 $5.80 $8.31 $6.05 $2.88 $3.89 $6.30 $10.46 $15.88 $17.54 $12.98 $7.68 $0 $20 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Share Low Share High Share price currently at 2007 levels despite significantly higher EV and EBITDA potential MNTX 12

Val u a t i o n – Equity Holders t o B e n e f i t a s we move d e b t t o e q u i t y ($, Millions) MNTX holders retain 21% ownership of ASV-at current market price, worth ~ $16M Implied Equity 20 200 85 115 $ 6.93 20 250 70 180 $ 10.84 25 250 85 165 $ 9.94 25 250 70 180 $ 10.84 35 350 70 280 $ 16.87 35 350 55 295 $ 17.77 40 400 55 345 $ 20.78 EBITDA Debt Implied EV Share Price NASDAQ : MNTX 13

# OPERATING COMPANIES
## Products, End Market, Drivers



| | | | |
|---|---|---|---|
| Manitex | • Straight-mast boomtrucks and cranes<br>• Sign cranes<br>• Parts | • Power transmission<br>• Industrial projects<br>• Infrastructure development | • Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors<br>• Product development |
| PM OIL & STEEL AERIAL PLATFORMS | • Knuckle boom cranes<br>• Truck-mounted Aerial Platforms | • Construction<br>• Infrastructure<br>• Utilities | • Growing acceptance of knucklebooms in North American markets<br>• Oil and gas exploration creating demand<br>• Product development |
| MANITEX SABRE | • Specialized equipment for liquid storage & containment<br>• 8,000-21,000 gallon capacities | • Energy<br>• Petrochemical<br>• Waste management | • Reputation for quality & innovation<br>• Serves a market of over $1B annually |
| MANITEX VALLA | • Precision pick & carry cranes | • Automotive<br>• Chemical / petrochemical<br>• Infrastructure development<br>• Aerospace<br>• Construction | • Strong end market demand for specialized, competitively differentiated products<br>• Environmental (electric) or hazardous (spark free) developments<br>• Product development |
| BADGER EQUIPMENT COMPANY | • Rough terrain cranes<br>• Specialized construction equipment<br>• Parts | • Railroad<br>• Construction<br>• Refineries<br>• Municipality | • Equipment replacement cycle in small tonnage flexible cranes for refinery market<br>• More efficient product offering across end markets |

NASDAQ : MNTX
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EXPERIENCED MANAGEMENT TEAM David Langevin, Chairman & CEO 20+ years principally with Terex David Gransee, CFO & Treasurer Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed) Michael Schneider, SVP – Financial Operations Formerly with Ernst & Young, 20+ years in financial operations Scott Rolston, SVP Strategic Planning 13+ years principally with Manitowoc Steve Kiefer, SVP Sales and Marketing 25+ years principally with Eaton Corp. and Hendrickson International Jim Peterson, SVP Operations 35+ years in manufacturing operations Luigi Fucili, CEO PM Group 10+ years principally with PM Group NASDAQ : MNTX 15

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW June 2017 16

FINANCIAL SUMMARY SNAPSHOT Key Statistics $000, except % as adjusted 2017** 2013*** 2012*** Revenues Range : $180M—$200M $245,072 $205,249 Gross Margin (%) Range: 18% -20% 19.0% 19.7% Adjusted EBITDA Range: $15M—$17M $21,483 $17,957 Adj. EBITDA Margin (%) Range: 8.3%—8.5% 8.8% 8.7% Adjusted Net income Range: $1.5M—$3.0M $10,178 $8,077 Backlog $51,238 $77,281 $130,352 **Expected ranges exclude ASV, and all other divested properties as of 5/22/17 (except backlog) ***Reported results, prior to ASV and PM transactions Stock Price (5/26/17) $7.28 /share Market Cap (5/25/17) $120.8 M Total Ent. Value (5/25/17) $204.8 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (3/31/17) 16.6 M Diluted Shares (3/31/17) 16.6 M Total NET Debt (3/31/17)* $ 84 M Capitalization *Pro Forma per 8k filed 5/12/17 NASDAQ : MNTX 17

SUMMARY BALANCE SHEET In thousands $ Mar 31-17* Dec 31-16* Current Assets $104,643 $106,128 Fixed Assets 21,673 21,839 Other Long-Term Assets 87,155 87,365 Total Assets $213,471 $215,332 Current Liabilities $73,756 $74,881 Long-Term Liabilities 66,667 66,053 Total Liabilities 140,423 140,934 Shareholders’ Equity 73,048 $74,398 Total Liabilities & Shareholders’ Equity $213,471 $215,332 *PER 8k filed May 22, 2017 NASDAQ : MNTX 18

MANITEX INTERNATIONAL, INC.

(NASDAQ: MNTX)

June 2017


Manitex

David Langevin, CEO
708-237-2060
dlangevin@manitex.com

Peter Seltzberg, IR
Darrow Associates, Inc.
516-419-9915
pseltzberg@darrowir.com